UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  ☒                             Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☐	Definitive additional materials

☒	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

RUSSELL INVESTMENT COMPANY

(Name of Registrant as Specified in its Charter)

    NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:
	2.	Form, Schedule or Registration Statement No.:
	3.	Filing Party:
	4.	Date Filed:

  Proxy Alert

A Message from Russell Investment Company:

You will soon be receiving important information relating to a Special Meeting of Shareholders of Russell Investment Company to be held later this year.

There is an important matter that requires your response.

Please review the material promptly and cast your vote.

Your vote is important no matter how many shares you own!

PLEASE READ THE PROXY STATEMENT WHEN IT IS AVAILABLE. IT

CONTAINS IMPORTANT INFORMATION. RUSSELL INVESTMENT

COMPANY WILL MAIL THE PROXY STATEMENT TO YOU, AND IT IS ALSO

AVAILABLE WITHOUT CHARGE ON THE SECURITIES AND EXCHANGE

COMMISSION’S WEBSITE.

   1301 2nd Avenue, 18th Floor

   Seattle, WA 98101

1301 2nd Avenue, 18th Floor
Seattle, WA 98101
Recipient Name Street Address Address 2 City, ST ZIP Code